UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 27, 2012

SNAP INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

462 7th Avenue, 4th Floor New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD.

Item 7.01  Regulation FD Disclosure.

On November 27, 2012, Snap Interactive, Inc. (the “Company”) announced a delay in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (the “Form 10-Q”). As previously reported, the Company concluded that certain previously filed financial statements of the Company did not properly account for certain features of its common stock warrants that were issued in January 2011 in connection with an equity financing.  The Company is still assessing the impact of adjustments and calculating fair value of the warrants in the previous accounting periods.  These adjustments are non-cash and non-operating adjustments that will not affect previously reported amounts of revenue, operating expenses, or liquidity.

The Company is working diligently to prepare and file (i) restated audited financial statements for the year ended December 31, 2011 in an Annual Report on Form 10-K/A, (ii) restated unaudited interim financial statements for the quarterly periods ended June 30, 2012 and March 31, 2012 in Quarterly Reports on Form 10-Q/A and (iii) unaudited interim financial statements for the quarterly period ended September 30, 2012 in the Form 10-Q.  The Company expects to be able to file these reports on or before December 7, 2012.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding the Company’s financial statements, results of operations or financial condition and the Company’s timeframe for filing certain reports. These statements are based on current expectations as of the date of this filing and involve a number of risks and uncertainties, which may cause actual results to differ from such estimates. The risks include, but are not limited to, adjustments resulting from the Company’s completion of its financial statements for the quarter ended September 30, 2012 and its restated financial statements, the effect of any adjustments on the Company’s financial statements, results of operations or financial condition, the review of such financial statements by the Company and its independent auditor and any unexpected delays which the Company may incur in connection with the preparation of its reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 27, 2012

SNAP INTERACTIVE, INC.

		By:	/s/ Clifford Lerner
Clifford Lerner
President and Chief Executive Officer